UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 19, 2015
Date of Earliest Event Reported: December 4, 2014

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas 77058
(Address of principal executive offices) (Zip Code)

(866) 660-8156
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 9, 2014, Vertex Energy, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the December 5, 2014 closing (the “Closing”) of the transactions contemplated by the October 21, 2014 Asset Purchase Agreement by and among the Company; Vertex Refining OH, LLC (“Vertex OH”), a wholly-owned subsidiary of Vertex Energy Operating, LLC (“Vertex Operating”), a wholly-owned subsidiary of the Company; Vertex Operating; and Heartland Group Holdings, LLC (“Heartland”), as amended by the First Amendment to Purchase Agreement dated November 26, 2014 and the Second Amendment to Purchase Agreement dated December 5, 2014 (the Asset Purchase Agreement as amended by the First Amendment and Second Amendment, the “Purchase Agreement”).

In connection with the Closing, we acquired substantially all of the assets of Heartland related to and used in an oil re-refinery and, in connection with the collecting, aggregating and purchasing of used lubricating oils and the re-refining of such oils into processed oils and other products for the distribution, supply and sale to end-customers, including raw materials, finished products and work-in-process, equipment and other fixed assets, customer lists and marketing information, the name ‘Heartland’ and other related trade names, Heartland’s real property relating to its used oil refining facility located in Columbus, Ohio, used oil storage and transfer facilities located in Columbus, Zanesville and Norwalk, Ohio (provided that the acquisition of the Norwalk, Ohio location is subject to the terms and conditions of the Second Amendment), and leases related to storage and transfer facilities located in Zanesville, Ohio, Mount Sterling, Kentucky, and Ravenswood, West Virginia (collectively, the “Heartland Assets”) and assumed certain liabilities of Heartland associated with certain assumed and acquired agreements (collectively, the “Acquired Business”).  The main assets excluded from the purchased assets pursuant to the Purchase Agreement were Heartland’s cash and cash equivalents, receivables, certain prepaid expenses, refunds and related claims, rights to certain tax refunds, certain assets used in the operations of Heartland which are used more than incidentally by Heartland’s majority equity owner (Warren Distribution, Inc. (“Warren”)) in connection with the operation of its other businesses and certain real property.

At that time, the Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.  This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 3.02 and Item 9.01.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosures set forth in Item 3.02 of the Original Report are incorporated herein by reference, provided that such disclosures are supplemented by the below information, which clarifies and confirms the number of shares of common stock of the Company is required to issue in connection with the Inventory True-Up (as defined in the Original Report).

Pursuant to the Purchase Agreement, the parties agreed to a true up of the inventory of the Acquired Business sixty days after the Closing (February 3, 2015).  Pursuant to the true up, any additional amount owed by the Company to Heartland for inventory at Closing (less amounts already paid for at Closing) was to be paid in shares of the Company’s restricted common stock, based on the volume weighted average prices of the Company’s common stock on the NASDAQ Capital Market on the ten (10) trading days immediately prior to Closing, which totaled $3.56.  An aggregate of an additional $200,000 was owed to Heartland in connection with the inventory true-up and as such, we are required to issue Heartland an additional 56,180 shares of restricted common stock ($200,000 divided by $3.56), which shares we anticipate issuing shortly after the date of this filing.

The issuance and sale described above will be exempt from registration pursuant to Section 4(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuance will not involve a public offering, the recipient is an “accredited investor”, the recipient will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives. The securities will not be registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements of Businesses Acquired.

(1)
The Audited Balance Sheets of the Acquired Business as of February 22, 2014 and February 23, 2013, and the Audited Statements of Operations and Members’ Equity for the years ended February 22, 2014 and February 23, 2013, Audited Statements of Cash Flows for the years ended February 22, 2014 and February 23, 2013, and the notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A.

(2)
The Audited Balance Sheet of the Acquired Business as of December 5, 2014 and the Unaudited Balance Sheet of the Acquired Business as of November 30, 2013, and the Statements of Operations, Members’ Equity and Cash Flows for the nine months ended December 5, 2014 (audited) and November 30, 2013 (unaudited), and the notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A.

(b)           Pro Forma Financial Information.

(1)
The Unaudited Pro Forma Combined Balance Sheet of Vertex Energy, Inc. as of September 30, 2014, Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2014, and Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2014, are filed as Exhibit 99.3 to this Form 8-K/A.

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of BKD, LLP
99.1
Audited Balance Sheets of the Acquired Business as of February 22, 2014 and February 23, 2013, and the Audited Statements of Operations and Members’ Equity for the years ended February 22, 2014 and February 23, 2013, Audited Statements of Cash Flows for the years ended February 22, 2014 and February 23, 2013, and the notes thereto

99.2
Audited Balance Sheet of the Acquired Business as of December 5, 2014 and the Unaudited Balance Sheet of the Acquired Business as of November 30, 2013, and the Statements of Operations, Members’ Equity and Cash Flows for the nine months ended December 5, 2014 (audited) and November 30, 2013 (unaudited), and the notes thereto

99.3
Unaudited Pro Forma Combined Balance Sheet of Vertex Energy, Inc. as of September 30, 2014, Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2014, and Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: February 19, 2015	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BKD, LLP
99.1
Audited Balance Sheets of the Acquired Business as of February 22, 2014 and February 23, 2013, and the Audited Statements of Operations and Members’ Equity for the years ended February 22, 2014 and February 23, 2013, Audited Statements of Cash Flows for the years ended February 22, 2014 and February 23, 2013, and the notes thereto

99.2
Audited Balance Sheet of the Acquired Business as of December 5, 2014 and the Unaudited Balance Sheet of the Acquired Business as of November 30, 2013, and the Statements of Operations, Members’ Equity and Cash Flows for the nine months ended December 5, 2014 (audited) and November 30, 2013 (unaudited), and the notes thereto

99.3
Unaudited Pro Forma Combined Balance Sheet of Vertex Energy, Inc. as of September 30, 2014, Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2014, and Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2014